APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Administrator Class	0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Asia Pacific Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

C&B Large Cap Value Fund

Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25

California Limited-Term Tax-Free Fund

Class A Class C Administrator Class	0.25 0.25 0.25

California Municipal Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

California Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Capital Growth Fund

Class A Class C Administrator Class Investor Class Class R4 1	0.25 0.25 0.25 0.25 0.10

Cash Investment Money Market Fund

Administrator Class Service Class	0.10 0.25

Colorado Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Common Stock Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Conservative Allocation Fund  2

Administrator Class	0.25

Disciplined U.S. Core Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Discovery Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Diversified Capital Builder Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified Equity Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified Income Builder Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Diversified International Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Diversified Small Cap Fund  3

Administrator Class	0.25

Dow Jones Target Today Fund

Class A Class B Class C Administrator Class Investor Class Class R4 4	0.25 0.25 0.25 0.25 0.25 0.10

Dow Jones Target 2010 Fund

Class A Class B Class C Administrator Class Investor Class Class R4 5	0.25 0.25 0.25 0.25 0.25 0.10
Dow Jones Target 2015 Fund 6 Class A Administrator Class Investor Class Class R4	0.25 0.25 0.25 0.10

Dow Jones Target 2020 Fund

Class A Class B Class C Administrator Class Investor Class Class R4 7	0.25 0.25 0.25 0.25 0.25 0.10
Dow Jones Target 2025 Fund Class A Administrator Class Investor Class Class R4 8	0.25 0.25 0.25 0.10

Dow Jones Target 2030 Fund

Class A Class B Class C Administrator Class Investor Class Class R4 9	0.25 0.25 0.25 0.25 0.25 0.10
Dow Jones Target 2035 Fund Class A Administrator Class Investor Class Class R4 10	0.25 0.25 0.25 0.10

Dow Jones Target 2040 Fund

Class A Class B Class C Administrator Class Investor Class Class R4 11	0.25 0.25 0.25 0.25 0.25 0.10
Dow Jones Target 2045 Fund Class A Administrator Class Investor Class Class R4 12	0.25 0.25 0.25 0.10
Dow Jones Target 2050 Fund 13 Class A Class C Administrator Class Investor Class Class R4	0.25 0.25 0.25 0.25 0.10
Dow Jones Target 2055 Fund 14 Class A Administrator Class Investor Class Class R4	0.25 0.25 0.25 0.10

Emerging Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Emerging Markets Equity Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Emerging Markets Equity Income Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Emerging Markets Local Bond Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Endeavor Select Fund

Class A

Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Enterprise Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Equity Value Fund 15

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

Global Opportunities Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Government Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Government Securities Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Growth Balanced Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Growth Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Heritage Money Market Fund

Administrator Class Service Class	0.10 0.25

High Income Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

High Yield Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

High Yield Municipal Bond Fund 16

Class A Class C Administrator Class	0.25 0.25 0.25

Income Plus Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Index Asset Allocation Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Index Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.10 0.25

Inflation-Protected Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intermediate Tax/AMT-Free Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

International Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

International Equity Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

International Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Intrinsic Value Fund 17

Class A Class B Class C Class R Administrator Class Class R4	0.25 0.25 0.25 0.25 0.25 0.10

Intrinsic Small Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Intrinsic World Equity Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Large Cap Core Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Large Cap Growth Fund

Class A Class C Class R Administrator Class Investor Class Class R4 18	0.25 0.25 0.25 0.25 0.25 0.10

Large Company Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Minnesota Tax-Free Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Moderate Balanced Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Money Market Fund

Class A Class B Class C Daily Class Investor Class Service Class	0.25 0.25 0.25 0.25 0.25 0.25

Municipal Bond Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Municipal Cash Management Money Market Fund

Administrator Class Service Class	0.10 0.25

Municipal Money Market Fund

Class A Investor Class Service Class Sweep Class	0.25 0.25 0.25 0.25

National Tax-Free Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

North Carolina Tax-Free Fund

Class A Class C	0.25 0.25

Omega Growth Fund

Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25

Opportunity Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Pennsylvania Tax-Free Fund

Class A Class B Class C	0.25 0.25 0.25

Precious Metals Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Premier Large Company Growth Fund

Class A Class B Class C Administrator Class Investor Class Class R4 19	0.25 0.25 0.25 0.25 0.25 0.10

Prime Investment Money Market Fund 20

Service Class	0.25

Short Duration Government Bond Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Short-Term Bond Fund

Class A Class C Investor Class	0.25 0.25 0.25

Short-Term High Yield Bond Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Short-Term Municipal Bond Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Small Cap Opportunities Fund

Administrator Class	0.25

Small Cap Value Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Small Company Growth Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Small Company Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Small/Mid Cap Core Fund 21

Class A Class C Administrator Class	0.25 0.25 0.25

Small/Mid Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Special Mid Cap Value Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Special Small Cap Value Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Specialized Technology Fund

Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25

Strategic Income Fund 22

Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

Total Return Bond Fund 23

Class A Class B Class C Class R Administrator Class Investor Class Class R4	0.25 0.25 0.25 0.25 0.25 0.25 0.10

Traditional Small Cap Growth Fund

Class A Class C Administrator Class	0.25 0.25 0.25

Treasury Plus Money Market Fund

Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Ultra Short-Term Income Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Ultra Short-Term Municipal Income Fund

Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25

Utility & Telecommunications Fund

Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25

WealthBuilder Conservative Allocation Portfolio

0.25

WealthBuilder Equity Portfolio

0.25

WealthBuilder Growth Allocation Portfolio

0.25

WealthBuilder Growth Balanced Portfolio

0.25

WealthBuilder Moderate Balanced Portfolio

0.25

WealthBuilder Tactical Equity Portfolio

0.25

Wisconsin Tax-Free Fund

Class A Class C Investor Class	0.25 0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most recent agreement approval:  March 29, 2012

Appendix A amended:  November 7, 2012

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund.  Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

  1.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Capital Growth Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

2.   On November 7, 2012, the Board of Trustees approved the liquidation of the Conservative Allocation Fund.  The liquidation will occur by the end of May 2013.

3. On November 7, 2012 the Board of Trustees approved the reorganization of the Diversified Small Cap Fund into the Small Company Growth Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

  4.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target Today Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

5.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2010 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

6.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2015 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.

7.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2020 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

8.    On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2025 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.

9.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2030 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

10.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2035 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.

11.   On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2040 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

12.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Dow Jones Target 2045 Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.

13.   On August 15, 2012 the Board of Trustees approved the establishment of Class R4 and the addition of Class A and C shares for the Dow Jones Target 2050 Fund.  The Class R4, A and C shares will commence operations on or about December 3, 2012.

14.  On August 15, 2012 the Board of Trustees approved the establishment of Class R4 shares for the Dow Jones Target 2055 Fund.  The Class R4 will commence operations on or about December 3, 2012. In addition, on November 7, 2012 the Board approved the issuance of Class A shares effective in the fourth quarter 2012.

15.  On November 7, 2012 the Board of Trustees approved the reorganization of the Equity Value Fund into the Intrinsic Value Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

16.    On November 7, 2012, the Board of Trustees approved the establishment of the High Yield Municipal Bond Fund.  The Fund will commence operations in the first quarter 2013.

17.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Intrinsic Value Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the issuance of Class R shares in connection with the reorganization of the Equity Value Fund into the Intrinsic Value Fund.

18.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Large Cap Growth Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

19.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Premier Large Company Growth Fund.  The Class R4 shares will commence operations on or about December 3, 2012.

20.  On November 7, 2012, the Board of Trustees approved the reorganization of the Prime Investment Money Market Fund into the Heritage Money Market Fund.  The reorganization will become effective in March 2013.

21.  On November 7, 2012 the Board of Trustees approved the reorganization of the Small/Mid Cap Core Fund into the Common Stock Fund.  Subject to shareholder approval, the reorganization will become effective in March 2013.

22.  On November 7, 2012, the Board of Trustees approved the establishment of the Strategic Income Fund.  The Fund will commence operations in the first quarter 2013.

23.  On August 15, 2012, the Board of Trustees approved the establishment of Class R4 shares to the Total Return Bond Fund.  The Class R4 shares will commence operations on or about December 3, 2012.  In addition, on November 7, 2012 the Board approved the name change to the Core Bond Fund, effective December 1, 2012.

The foregoing fee schedule is agreed to as of November 7, 2012 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Andrew Owen

   Executive Vice President